NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Large Cap Growth Fund

Supplement dated March 16, 2012
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 9, 2012, the Board approved the termination of Neuberger Berman Management LLC (“Neuberger”) and Wells Capital Management, Inc. (“WellsCap”) as subadvisers to the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”).  The Board also approved the appointment of Massachusetts Financial Services Company (“MFS”) and Pyramis Global Advisors, LLC (“Pyramis”) as subadvisers to the Fund.  These changes are anticipated to take effect within the next thirty days (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is revised as follows:

a.	The second paragraph on page 2 that appears under the “Principal Investment Strategies” heading is deleted and replaced with the following:

The Fund consists of three portions managed by different subadvisers.  NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis.  NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other.  For example, as of the date of this Summary Prospectus, one subadviser takes a bottom-up approach based on fundamental analyses and quantitative models that systematically evaluate issuers, the second subadviser takes a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions, and the third subadviser uses an intrinsic valuation approach seeking companies with growth not fully reflected in the price of their stock.  NFA allocates assets to the subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

b.
On page 3 of the Summary Prospectus, the information following “Portfolio Management – Subadvisers” is revised to delete references to Neuberger and WellsCap and add the following with respect to MFS and Pyramis:

Massachusetts Financial Services Company (“MFS”)
Pyramis Global Advisors, LLC (“Pyramis”)

c.
On page 3 of the Summary Prospectus, the information following “Portfolio Management – Portfolio Managers” is revised to delete references to Neuberger and WellsCap and add the following with respect to MFS and Pyramis:

Portfolio Managers	Title	Length of Service
MFS
Matthew W. Krummell	Investment Officer	Since 2001
Pyramis
Christopher Galizio, CFA	Portfolio Manager	Since February 2007
Stephen Balter, CFA	Portfolio Manager	Since February 2007

3.
Shareholders of the NVIT Multi-Manager Large Cap Growth Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about MFS and Pyramis.

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